UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2021 (November 4, 2021)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware	(Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320,	Scottsdale,	Arizona	85254	(480)	998-3478
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 8.01	Other Events.
Healthcare Trust of America, Inc. (the “Company”) previously reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 3, 2021 that it, with the assistance of outside legal counsel, and the Audit Committee of the Company’s Board of Directors (the “Board”), with the assistance of independent legal counsel, were conducting an internal investigation into circumstances relating to reports pursuant to the Company’s whistleblower policy. The results of the investigation are summarized below. The Audit Committee and the Company have concluded that the matters that were the subject of the investigation have not had a material adverse impact on the Company’s financial condition or results of operations and did not give rise to any change in the Company’s financial statements.

The Audit Committee and the Company investigated four allegations stemming from whistleblower reports the Company received in July 2021. The allegations included: (1) whistleblower retaliation by the former Chairman of the Board, President and Chief Executive Officer of the Company Scott D. Peters (the “former CEO”) during a meeting with certain members of the Company’s senior management on July 6, 2021; (2) payment of certain of the former CEO’s personal expenses by the Company; (3) insufficient reimbursement by the former CEO for his personal use of Company aircraft; and (4) the submission of baseless whistleblower complaints to harass and retaliate against others. The investigation began promptly after the receipt of the whistleblower reports in July 2021 and was substantially completed in late October 2021.

The Audit Committee and the Board provided their respective outside counsel with significant resources, without imposing limitations on the investigation’s scope, timing or access to information. Counsel for the Audit Committee worked closely with counsel for the Company to conduct the investigation, which involved collection and review of a significant number of documents and interviews of numerous witnesses. The former CEO, who resigned from his position at the Company effective August 2, 2021, declined to be interviewed for the investigation. He did not state a reason for his resignation.

Based on the investigation, the Audit Committee and the Company concluded:

(1) that the former CEO engaged in conduct prohibited by the Company’s whistleblower policy on July 6, 2021 by making statements during a meeting with certain members of the Company’s senior management reasonably interpreted as threats to retaliate against whistleblowers;
(2) that the former CEO and other employees acting under his direction engaged in conduct that was inconsistent with the Company’s policies and procedures by utilizing corporate credit cards for personal expenses and failing to reimburse the Company for such expenses (in amounts determined, to the extent reviewed, to be minor);
(3) that, except as described below, the former CEO reimbursed the Company for his personal use of corporate aircraft in excess of the aggregate incremental cost to the Company of such personal use; it appears that he did not fully reimburse the Company (as required by Company policy) for the aggregate incremental cost for less than five flight hours from January 1, 2019 to July 31, 2021 or for additional expenses relating to such trips; and
(4) that each of the whistleblower reports submitted through the Company’s whistleblower program in July 2021 had a reasonable factual basis.

The Board and the Audit Committee have begun a process with the assistance of counsel to address the results of the investigation. The Board and the Audit Committee also intend to enhance the Company’s policies and procedures regarding personal expenses and aircraft usage, the whistleblower policy, and disclosure controls and procedures.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by the Board and management, and on information currently available to the Board and management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential consequences of the internal investigation include, but are not limited to: the possibility that the SEC, the U.S. Department of Justice and/or other domestic and international governmental authorities or regulators may commence investigations into the facts underlying our internal investigation; the consequences of any such government investigations, including the imposition of civil or criminal penalties and the loss of eligibility to bid for and obtain government contracts; the risk that we may become subject to shareholder lawsuits, the defense of which may be costly; potential reputational harm resulting from the facts underlying the internal investigation; the possibility that executives or other employees may resign or be terminated; the impact of the investigation on historical financial statements; the effect of the internal investigation on our conclusions regarding the effectiveness of our internal control over financial reporting and our disclosure controls and procedures and on our ability to timely file the reports we are required to file with the SEC. For additional factors that could cause results to differ materially from forward-looking statements contained in this Current Report on Form 8-K, see the Risk Factors contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s other SEC filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: November 4, 2021	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: November 4, 2021	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer